STATEMENT OF ADDITIONAL INFORMATION                             October 31, 1998
-----------------------------------



                              EASTCLIFF FUNDS, INC.
                             900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402



          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Eastcliff Funds, Inc. dated October 31, 1998. Requests for copies of the prospectus should be made in writing to Eastcliff Funds, Inc., 900 Second Avenue South, 300 International Centre, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling (612) 336-1444.



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                              EASTCLIFF FUNDS, INC.

                                Table of Contents

                                                                  Page No.

GENERAL INFORMATION AND HISTORY....................................  1

INVESTMENT RESTRICTIONS............................................  1

INVESTMENT CONSIDERATIONS..........................................  3


DIRECTORS AND OFFICERS OF THE CORPORATION.......................... 12

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS................. 17

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR........... 18

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE................... 21

DISTRIBUTION OF SHARES............................................. 24

ALLOCATION OF PORTFOLIO BROKERAGE.................................. 25

CUSTODIAN.......................................................... 26

TAXES ..............................................................27

SHAREHOLDER MEETINGS............................................... 27

INDEPENDENT ACCOUNTANTS............................................ 28

FINANCIAL STATEMENTS............................................... 29

DESCRIPTION OF SECURITIES RATINGS.................................. 29



          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by Eastcliff Funds, Inc.

          The Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

          Eastcliff Funds, Inc., a Wisconsin corporation organized on May 23, 1986 (the "Corporation"), is an open-end, diversified investment management company consisting of four portfolios, Eastcliff Growth Fund (the "Growth
Fund"), Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively, the "Eastcliff Funds" or the "Funds"). The Corporation was called "Fiduciary Total Return Fund, Inc." prior to December 23, 1994.

                             INVESTMENT RESTRICTIONS

          As set forth in the prospectus dated October 31, 1998 of the Corporation under the caption "Investment Objectives and Policies", the investment objective of the Growth Fund is to produce long-term growth of capital. The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return, while assuming reasonable risks. (The term "reasonable risks" refers to the judgment of the Total Return Fund's investment adviser or portfolio manager that investment in certain securities would not present an excessive risk of loss in light of current and anticipated future general market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies.) The investment objective of the Regional Small Cap Fund is to produce capital appreciation. The investment objective of the Contrarian Value Fund is to produce long-term capital appreciation. Consistent with these investment objectives, each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

          1. None of the Funds will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options, except that (a) the Growth Fund may invest for hedging purposes up to 5% of its net assets in put or call options and options on futures contracts and up to 5% of its net assets in futures contracts, and (b) each of the Regional Small Cap Fund and the Contrarian Value Fund may write or invest in put and call options to the extent permitted by the Investment Company Act of 1940. No Fund's investments in warrants, valued at the lower of cost or market, will exceed 5% of the value of such Fund's net assets.

          2. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and none of the Funds will pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets.

          3. None of the Funds will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that


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repurchase  agreements  maturing in more than seven days plus all other illiquid securities will not exceed 10% of such Fund's net assets) or will lend its portfolio securities. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, such Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

          4. None of the Funds will make investments for the purpose of exercising control or management of any company.

          5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Regional Small Cap Fund and the Contrarian Value Fund may be invested without regard to these limitations.

          6. None of the Funds will concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

          7. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

          8. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of any Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          9. None of the Funds will act as an underwriter or distributor of securities other than shares of the Corporation and none of the Funds, other than the Contrarian Value Fund, may purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

          10. None of the Funds will purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

          11. None of the Funds will purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

          12. None of the Funds will purchase or sell commodities or commodities contracts, except that the Growth Fund may invest in futures contracts and options on future contracts to the extent set forth in Investment Restriction No. 1 above.

          13. The Total Return Fund will not invest more than 5% of its total assets, and each of the Growth Fund, the Regional Small Cap Fund and the Contrarian Value Fund will not invest more than 10% of its total assets, in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          The following investment limitation is not fundamental, and may be changed without shareholder approval.

          1. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund; (b) securities of money market mutual funds; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and
(c) will be made if as a result of such purchase such Fund would hold more than 3% of any class of securities, including voting securities, of any registered investment company or more than 5% of such Fund's assets, taken at current value, would be invested in the securities of any registered investment company or in securities of registered closed-end investment companies.

                           INVESTMENT CONSIDERATIONS

Low-Rated Securities

          As set forth in the Funds' prospectus dated October 31, 1998 under the caption "Investment Practices and Risks", each of the Funds will limit its investments in convertible securities to those for which such Fund's investment adviser believes (a) the underlying common stock is a suitable investment for that Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield. Moreover, none of the Funds will invest more than 5% of its net assets at the time of investment in convertible securities rated less than investment grade.

          Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

          Effect of Interest Rates and Economic Changes. Even though the exposure of each of the Funds to the low-rated security market is limited to a maximum of 5% of its net assets, the Funds are required to provide the following discussion of such market.

          The low-rated security market is relatively new and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of high-yield securities.

          Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

          As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If such Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

          Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

          Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

          Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Mortgage-Backed and Asset-Backed Securities

          Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

          Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and

PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates.
Prepayments are also influenced by a variety of other economic and social factors.

          The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.


Hedging Instruments

          As set forth above under the caption "Investment Restrictions", the Growth Fund may invest up to 5% of its net assets in put or call options and options on futures contracts and up to 5% of its net assets in futures contracts. Similarly, as set forth in the Prospectus under the captions "Investment Objectives and Policies -- Eastcliff Regional Small Capitalization Value Fund" and "Investment Objectives and Policies --Eastcliff Contrarian Value Fund", each of the Regional Small Cap Fund and Contrarian Value Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund, provided not more than 5% of the Fund's net assets will be invested in put and call options and the premiums received by the Fund with respect to unexpired call options written by the Fund will not exceed 5% of the Fund's net assets. The foregoing investments will be effected during periods of anticipated market weakness and will not result in leveraging of the applicable Fund's portfolio.

          Futures Contracts. When the Growth Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Growth Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Growth

Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Growth Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Growth Fund had purchased the underlying instrument directly. When the Growth Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Growth Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Growth Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

          Purchasing Put and Call Options. By purchasing a put option, the Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund, as the case may be, obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Growth Fund may purchase options on futures contracts, as well as options on equity securities and stock indices. The Regional Small Cap Fund and the Contrarian Value Fund may purchase options on equity securities and on stock indices. The Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund, as the case may be, may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

          Stock Index Options. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

          Writing Call and Put Options. When the Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund, as the case may be, writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Growth Fund will be required to make margin payments to an FCM as described above for futures contracts.

          To terminate its obligations on a call which it has written, the Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund, as the case may be, may purchase a call in a "closing purchase transaction." (As discussed above, such Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

          Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

          When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Growth Fund may only write covered puts and the Regional Small Cap Fund and the Contrarian Value Fund currently will not write put options. For a put to be covered, the Growth Fund must maintain in a segregated account cash or high-quality, short-term readily marketable obligations equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

          Combined Option Positions. The Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, either Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund may invest in options and (with respect to the Growth Fund only) futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instrument match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Growth Fund, the Regional Small Cap Fund and the Contrarian Value Fund may purchase or sell options and (with respect to the Growth Fund only) futures contracts with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

          Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund, as the case may be, to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options or futures positions could also be impaired.

          Asset Coverage for Futures and Option Positions. The Growth Fund, the Regional Small Cap Fund and the Contrarian Value Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

          Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which the Growth Fund, the Regional Small Cap Fund or the Contrarian Value Fund, as applicable, would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2)
imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

          Illiquid Securities. Each of the Funds may invest up to 10% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 10% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities") which may be purchased by the Contrarian Value Fund but not the other Funds. However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to Resource Capital Advisers, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments);
(iii) and availability of market quotations; and (iv) other permissible factors.

          Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Contrarian Value Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Contrarian Value Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          The name, age, address, principal occupation(s) during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

CONLEY BROOKS, JR.*
-------------------
900 Second Avenue South
Suite 300
Minneapolis, Minnesota  55402
(PRESIDENT AND A DIRECTOR OF THE CORPORATION)

          Mr. Brooks, age 52, has been President of Brooks Associates, Inc., an asset and investment management firm, since 1982. He has been Chairman of the Board of

-------------------------
*Messrs. Brooks, Welch and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

Resource Companies, Inc. since 1992 and was elected CEO in 1998. Resource Companies, Inc. is a bank holding company which owns Resource Trust Company (where Mr. Brooks has also been CEO since 1998), the corporate parent of Resource Capital Advisers, Inc. Mr. Brooks has been President and a director of the Corporation since December, 1994.

ROLF ENGH
---------
1101 S. 3rd St.
Minneapolis, Minnesota  55415
(A DIRECTOR OF THE CORPORATION)

          Mr. Engh, age 45, has been General Counsel, Vice President-International Sales, General Manager Color Corp. and Corporate Secretary of The Valspar Corporation, a paint manufacturing company, since 1993. Mr. Engh has been a director of the Corporation since July, 1998.

JOHN J. FAUTH
-------------
3100 Metropolitan Centre 333 South Seventh Street Minneapolis, Minnesota 55402 (A DIRECTOR OF THE CORPORATION)

          Mr. Fauth, age 53, has been Chairman and Chief Executive Officer of The Churchill Companies, a private investment company, since April, 1982. Mr. Fauth has been a director of the Corporation since December, 1994. He is also a director of Kinnard Investments, Inc.

A. SKIDMORE THORPE
------------------
4900 IDS Center
80 South Eighth Street
Minneapolis, Minnesota  55402
(A DIRECTOR OF THE CORPORATION)

          Mr. Thorpe, age 69, is a private investor; he has been Chairman of Andrus California Timberland Partnerships, a private investment firm, since 1988. Mr. Thorpe has been a director of the Corporation since December, 1994.

E. THOMAS WELCH*
----------------
900 Second Avenue South
Suite 300
Minneapolis, Minnesota  55402
(VICE PRESIDENT AND A DIRECTOR OF THE CORPORATION)

          Mr. Welch, age 60, has been President and Managing Director of Resource Trust Company since 1984, President of Resource Companies, Inc. since January, 1990 and Chief Operating Officer of Resource Capital Advisers, Inc. since February, 1992. He has served as Vice President and a director of the Corporation since December, 1994. Mr. Welch is also a director of Casino Magic.

JOHN A. CLYMER
--------------
900 Second Avenue South
Suite 300
Minneapolis, Minnesota  55402
(VICE PRESIDENT, SECRETARY AND TREASURER OF THE CORPORATION)

          Mr. Clymer, age 50, has been a Managing Director of Resource Trust Company and President of Resource Capital Advisers, Inc. since 1994. Prior to joining the Resource companies, he was president of Minnesota Mutual Life Insurance Company, and had held various positions within Minnesota Mutual Life Insurance Company since 1972. Mr. Clymer has served as a Vice President of the Corporation since June, 1996 and as Secretary and Treasurer of the Corporation since June, 1997. Mr. Clymer is a director of Hanover Capital Mortgage Holdings, Inc., a real estate investment trust, and WTC Industries, Inc.

DONALD S. WILSON*
----------------
225 East Mason Street Milwaukee, Wisconsin 53202 (A DIRECTOR OF THE CORPORATION)

          Mr.  Wilson,  age  55,  co-founded  Fiduciary   Management,   Inc.,  a
Milwaukee, Wisconsin, investment advisory firm, in 1980 and has served as a director and in various executive capacities since that time, including as President and Treasurer since 1987. Mr. Wilson has served in various capacities with the Corporation since its inception in 1986. He has been a director of the Corporation since 1987. From 1986 through December, 1994, Mr. Wilson served as Vice President and Assistant Secretary of the Corporation, and from December,
1994 through June, 1997, he served as Secretary and Treasurer of the Corporation. Mr. Wilson also serves as a director of Fiduciary Capital Growth Fund, Inc. and FMI Funds, Inc.

A. RODNEY BOREN
---------------
900 Second Avenue South
Suite 300
Minneapolis, Minnesota  55402
(VICE PRESIDENT OF THE CORPORATION)

------------------------------
* Messrs. Brooks, Welch and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investement Company Act of 1940.

          Mr. Boren, age 52, has been a Managing Director of Resource
Trust Company since January, 1996. Prior to joining Resource Trust Company, he was with Norwest Bank since 1974, most recently serving as Executive Vice President, Norwest Institutional Trust Services, from 1990 to 1995. Mr. Boren served as an Investment Officer of the Corporation from February, 1996 to June, 1997 and has served as Vice President of the Corporation since June, 1997.

SARAH A. HILLESHEIM
-------------------
900 Second Avenue South
Suite 300
Minneapolis, Minnesota  55402
(VICE PRESIDENT AND ASSISTANT SECRETARY OF THE CORPORATION)

          Ms. Hillesheim, age 37, has been employed at Resource Capital Advisers, Inc. in various capacities since 1994. From November 1992 until June 1994, she was employed at the Center for Diagnostic Imaging. Ms. Hillesheim has been a Vice President and Assistant Secretary of the Corporation since November, 1995.

ROBERT W. WHALEN
----------------
249 Royal Palm Way
Suite 400
Palm Beach, Florida  33480
(VICE PRESIDENT OF THE CORPORATION)

          Mr. Whalen, age 55, has been President and Chief Executive Officer of Palm Beach Investment Advisers, LLC. since April 1998. From 1992 to April 1998 he was the Vice President/Managing Director of U.S. Trust Company of Florida in Vero Beach Florida. Mr. Whalen served as Vice President of Managers Funds, Inc. from 1990 to 1992 and Greenwich Capital Markets, Inc. from 1988 to 1990 and Chief Executive Officer of Lomas & Nettleton Securities Corp. from 1983 to 1988.

PATRICE J. NEVERETT
-------------------
249 Royal Palm Way
Suite 400
Palm Beach, Florida  33480
(VICE PRESIDENT OF THE CORPORATION)

          Ms. Neverett, age 45, has been Executive Vice President and Senior Portfolio Manager of Palm Beach Investment Advisers, LLC. since 1990. Ms. Neverett is the Investment Manager of the Eastcliff Total Return Fund.

          The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $500 for each meeting of the Board of Directors attended. During the fiscal year ended June 30, 1998 the Corporation paid $1,000 in directors' fees to the Corporation's directors who are not officers of the Corporation. The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended June 30, 1998:

                                                COMPENSATION TABLE
                                                                                                 Total
                                                Pension or Retirement  Estimated Annual       Compensation
   Name of            Aggregate Compensation    Benefits Accrued As     Benefits Upon      from Corporation
   Person                from Corporation      Part of Fund Expenses     Retirement        Paid to Directors
   ------               ----------------      ---------------------     ----------        -----------------
Conley Brooks, Jr.            $0                       $0                  $0                   $0
John J. Fauth                $500                      $0                  $0                  $500
A. Skidmore Thorpe           $500                      $0                  $0                  $500
E. Thomas Welch               $0                       $0                  $0                   $0
Donald S. Wilson              $0                       $0                  $0                   $0
Rolf Engh*                    $0                       $0                  $0                   $0
------------------

*Mr. Engh did not become a director of the Corporation until July, 1998.


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          As of September 30, 1998. All officers and directors of the Corporation as a group (11 persons) beneficially owned 139,537 shares of the Growth Fund (which constituted 3.83% of its then outstanding shares), 2,514 shares of the Total Return Fund (which constituted 0.21% of its then outstanding shares), 28,689 shares of the Regional Small Cap Fund (which constituted 0.64% of its then outstanding shares) and 4,970 shares of the Contrarian Value Fund (which constituted 0.25% of its then outstanding shares). As of such date, the sole beneficial holders of more than 5% of the Growth Fund's then outstanding shares were Resource Trust Company, Suite 300, 900 Second Avenue South,
Minneapolis, Minnesota 55402, which owned 3,127,444 shares of such Fund (constituting 85.82% of its then outstanding shares), and Hollybrook & Company, an affiliate of Conley Brooks, Jr., which owned 207,273 shares of the Growth Fund (constituting 5.69% of its then outstanding shares). The Growth Fund shares held by Hollybrook & Company are included in the 3,127,444 shares held by Resource Trust Company. As of the same date, the sole beneficial holder of more than 5% of the Total Return Fund's then outstanding shares was Resource Trust Company, Suite 300, 900 Second Avenue South, Minneapolis, Minnesota 55402, which owned 1,065,035 shares, or 90.30% of the total shares of such Fund then outstanding. As of the same date, the sole beneficial holders of more than 5% of the Regional Small Cap Fund's then outstanding shares were Resource Trust Company, Suite 300, 900 Second Avenue South, Minneapolis, Minnesota 55402, which owned 1,683,256 shares of such Fund (constituting 37.78% of its then outstanding shares), First Trust National Association, 180 E. 5 St., P.O. Box 64488, St. Paul, Minnesota 55164-0488, which owned 988,433 shares of such Fund

(constituting  22.18% of its then outstanding  shares), and Norwest Bank MN, NA,
P. O. Box 1533, Minn, MN 55480, which owned 266,344 shares of such Fund (constituting 5.98% of its then outstanding shares). As of the same date, the sole beneficial holder of more than 5% of the Contrarian Value Fund's then outstanding shares was Resource Trust Company, 900 Second Avenue South, Minn, MN 55402, which owned 1,894,333 shares, or 95.08% of the total shares of such Fund then outstanding. Resource Trust Company, a Minnesota corporation, is the parent company of Resource Capital Advisers, Inc., the investment adviser to each of the Funds.

          The Growth Fund, the Total Return Fund, the Regional Small Cap Fund, the Contrarian Value Fund and the Corporation are controlled by Resource Trust Company. Resource Trust Company owns sufficient shares of the Growth Fund, the Total Return Fund, the Contrarian Value Fund and, with First Trust National Association, the Regional Small Cap Fund to approve or disapprove all matters brought before shareholders of such Funds, including the election of directors of the Corporation and the approval of auditors. The Corporation does not control any person.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

          As set forth in the Prospectus under the caption "Management of the Funds" the investment adviser to each of the Funds is Resource Capital Advisers, Inc. (the "Adviser"), the portfolio manager to the Growth Fund is Winslow Capital Management, Inc. ("WCM"), the portfolio manager to the Total Return Fund is Palm Beach Investment Advisers, LLC ("PBIA"), the portfolio manager to the Regional Small Cap Fund is Woodland Partners LLC ("WP") and the portfolio manager to the Contrarian Value Fund is Sasco Capital, Inc. ("Sasco"). The
Adviser is a wholly-owned subsidiary of Resource Trust Company, a Minnesota state bank. Resource Trust Company is a wholly-owned subsidiary of Resource Companies, Inc., a Minnesota corporation. The Adviser's executive officers include E. Thomas Welch, Chief Operating Officer, John A. Clymer, President,
Compliance Officer and Chief Investment Officer, and Dan W. Melcher, Chief Financial Officer. The directors of the Adviser are E. Thomas Welch, Conley Brooks, Jr. and Lyman E. Wakefield, Jr. WCM is controlled by Clark J. Winslow, its President, Chief Executive Officer, and principal shareholder. PBIA is controlled by the Adviser. WP is owned in equal parts by Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff. Sasco is owned by Hoda Bibi, Bruce Bottomley, Lee Garcia and Daniel Leary.

          Pursuant to separate investment advisory agreements entered into between the Funds and the Adviser effective July 1, 1995 with respect to the Growth Fund and the Total Return Fund, September 16, 1996 with respect to the Regional Small Cap Fund and December 30, 1997 with respect to the Contrarian Value Fund (the "Management Agreements"), the Adviser provides consulting, investment and administrative services to each of the Funds. The specific investments for each Fund will be made by one or more portfolio managers selected for such Fund by the Adviser. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Funds, selects portfolio managers, allocates assets among the portfolio managers and monitors and evaluates the portfolio managers' performance. The Adviser and each of the Funds enter into separate sub-advisory agreements with such Fund's portfolio managers. The Adviser also provides each of the Funds with office space, equipment and personnel necessary to operate and administer such Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian. During the fiscal years ended June 30, 1998, 1997 and 1996 the Total Return Fund paid the Adviser advisory fees of $236,368, $191,191 and $129,207, respectively, and the Adviser waived $0, $0 and $38,729, respectively, in additional advisory fees. During the fiscal years ended June 30, 1998, 1997 and 1996, the Growth Fund paid the Adviser advisory fees of $512,180, $454,388 and $372,152, respectively, and the Adviser waived $0, $0 and $15,451 in additional advisory fees, respectively. The Regional Small Cap Fund did not begin operations until September 16, 1996. During the fiscal year ended June 30, 1998 and during the period from September 16, 1996 through June 30, 1997, the Regional Small Cap Fund paid the Adviser advisory fees of $544,391 and $144,375, respectively. The Contrarian Value Fund did not begin operations until December 30, 1997. During the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid the Adviser advisory fees of $90,399.

          The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Notwithstanding the most restrictive applicable expense limitation of state securities commissions set forth above or the terms of the Management Agreements, the Adviser has voluntarily agreed to reimburse each of the Funds for expenses in excess of 1.3% of such Fund's average daily net assets during the fiscal year ending June 30, 1999, and did so for the fiscal years ended June 30, 1998, 1997 and 1996 for each of the Funds operating at such times. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended June 30, 1998, 1997 and 1996, the Adviser reimbursed the Total Return Fund $27,489, $35,832 and $9,060, respectively (in addition to the waiver of advisory fees described above), for excess expenses. During the fiscal years ended June 30, 1998, 1997 and 1996, the Adviser reimbursed the Growth Fund $0, $14,325 and $17,342, respectively, (in addition to the waiver of advisory fees described above) for excess expenses. The Regional Small Cap Fund did not begin operations until September 16, 1996. During the fiscal year ended June 30, 1998 and during the period from September 16, 1996 through September 30, 1997, the Advisor reimbursed the Regional Small Cap Fund $0 and $45,235 for excess expenses. The Contrarian Value Fund did not begin operations until December 30, 1997. During the period from December 30, 1997 through June 30, 1998, the Advisor reimbursed the Contrarian Value Fund $17,544 for excess expenses.

          As of the date hereof, WCM is the sole portfolio manager of the Growth Fund, PBIA is the sole portfolio manager of the Total Return Fund, WP is the sole portfolio manager of the Regional Small Cap Fund and Sasco is the sole portfolio manager of the Contrarian Value Fund. Each of WCM, PBIA, WP and Sasco has entered into a separate sub-advisory contract with the applicable Fund and the Adviser (the Sub-Advisory Agreements"). Pursuant to their respective
Sub-Advisory Agreements, WCM makes specific portfolio investments for that segment of the assets of the Growth Fund under its management in accordance with such Fund's investment objective and WCM's investment approach and strategies, PBIA makes specific portfolio investments for that segment of the assets of the Total Return Fund under its management in accordance with such Fund's investment objective and PBIA's investment approach and strategies, WP makes specific portfolio investments for that segment of the assets of the Regional Small Cap Fund under its management in accordance with such Fund's investment objectives and WP's investment approach and strategies and Sasco makes specific portfolio investments for that segment of the assets of the Contrarian Value Fund under its management in accordance with such Fund's investment objectives and Sasco's investment approach and strategies.

          Portfolio managers of the Funds, including WCM, PBIA, WP, and Sasco are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the applicable Fund. The Corporation, however, may request an order of the
Securities and Exchange Commission exempting the Funds from the requirements under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Funds. Selection and retention criteria for portfolio managers include:
(i) their historical performance records; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the portfolio manager to apply its approach consistently. Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

          The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.

          As set forth in the Prospectus under the caption "Management of the Funds", Fiduciary Management, Inc. (the "Administrator") is the administrator to each of the Funds. The Administrator is controlled by Mr. Wilson and Ted D. Kellner. Pursuant to separate administration agreements entered into between each of the Funds and the Administrator (the "Administration Agreements"), the Administrator supervises all aspects of the Funds' operations except those performed by the Adviser or the portfolio managers. In connection with such supervision the Administrator prepares and maintains the books, accounts and other documents required by the Investment Company Act of 1940 (the "Act"), calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. During the fiscal years ended June 30, 1998, 1997 and 1996, the Total Return Fund paid the Administrator $47,236, $38,238 and $33,575, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 1998, 1997 and 1996, the Growth Fund paid the Administrator $76,677, $75,438 and $68,201, respectively, pursuant to such Fund's Administration Agreement. The Regional Small Cap Fund did not commence operations until September 16, 1996. During the fiscal year ended June 30, 1998 and during the period from September 16, 1996 through June 30, 1997, the Regional Small Cap Fund paid the Administrator $77,094 and $28,875, respective pursuant to such Fund's Administration Agreement. The Contrarian Value Fund did not commence operations until December 30, 1997. During the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid the Administrator $18,080 pursuant to such Fund's Administration Agreement.

          The respective Management Agreements and Sub-Advisory Agreements of each of the Funds will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreements, by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the applicable Fund or interested persons of the Adviser or applicable Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreements will remain in effect until terminated. Each of the Management Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the applicable Fund's shareholders, on sixty days written notice to the Adviser and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned. Each of the Sub-Advisory Agreements provides that it may be terminated by any party upon giving 30 days written notice to the other parties and that it shall be automatically terminated if it is assigned. Each of the Administration Agreements provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation on ninety days written notice to the Administrator and by the Administrator on the same notice to the applicable Fund.

          The Management Agreements, the Sub-Advisory Agreements and the Administration Agreements provide that the Adviser, WCM, PBIA, WP, Sasco and the Administrator, as the case may be, shall not be liable to either of the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreements, the Sub-Advisory Agreements and the Administration Agreements also provide that the Adviser, WCM, PBIA, WP, Sasco and the Administrator, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          As set forth in the Prospectus under the caption "Determination of Net Asset Value", the net asset value of each Fund will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange may also be closed on national days of mourning.

          Any total rate of return quotation for a particular Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of a Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

                 P    =      a hypothetical initial payment of $1,000

                 T    =      average annual total return

                 n    =      number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

          Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

          The Growth Fund's average annual compounded return for the one-year period ended June 30, 1998 was 33.86% and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 1998 was 23.08%. The Total Return Fund's average annual compounded returns for the one-year, five-year and ten-year periods ended June 30, 1998 and for the period from the Fund's commencement of operations (December 30, 1986) through June 30, 1998 were 33.33%, 19.43%, 14.50% and 15.65%, respectively. The Regional Small Cap Fund's average annual compounded return for the one-year period ended June 30, 1998 was 11.69%, and for the period from the Regional Small Cap Fund's commencement of operations (September 16, 1996) through June 30, 1998 was 19.18%. The Contrarian Value Fund's return for the period from the Contrarian Value Fund's Commencement of operations (December 30, 1997) through June 30, 1998 was 4.10%.

          The results below show the value of an assumed initial investment in the Growth Fund of $10,000 made on June 30, 1995 through June 30, 1998, assuming reinvestment of all dividends and distributions.

                        Value of $10,000        Cumulative % Change
Date                       Investment          (i.e. total return)
----                       ---------------      -------------------
December 31, 1995          $ 10,860                    + 8.6%
December 31, 1996            12,690                    +26.9
December 31, 1997            15,533                    +55.3
June 30, 1998                18,633                    +86.3

          The results below show the value of an assumed initial investment in the Total Return Fund of $10,000 made on December 30, 1986 through June 30, 1998, assuming reinvestment of all dividends and distributions.

                         Value of $10,000       Cumulative % Change
Date                       Investment          (i.e. total return)
----                       ----------------    -------------------
December 31, 1986          $ 10,000                    ---
December 31, 1987            11,225                    +12.2%
December 31, 1988            13,554                    +35.5
December 31, 1989            15,341                    +53.4
December 31, 1990            14,663                    +46.6
December 31, 1991            19,070                    +90.7
December 31, 1992            21,052                   +110.5
December 31, 1993            23,381                   +133.8

December 31, 1994            22,909                   +129.1
December 31, 1995            28,221                   +182.2
December 31, 1996            34,000                   +240.0
December 31, 1997            44,214                   +342.1
June 30, 1998                53,225                   +432.2

          The results below show the value of an assumed initial investment in the Regional Small Cap Fund of $10,000 made on September 16, 1996 through June 30, 1998, assuming reinvestment of all dividends and distributions.

                         Value of $10,000         Cumulative % Change
                            Investment            (i.e. total return)
Date
December 31, 1996           $ 10,908                     9.1%
December 31, 1997             13,207                    32.1
June 30, 1998                 13,682                    36.8

          The results below show the value of an assumed initial investment in the Contrarian Value Fund of $10,000 made on December 30, 1997 through June 30, 1998, assuming reinvestment of all dividends and distributions.

                                                     Cumulative % Change
Date                  Value of $10,000 Investment    (i.e. total return)
----                  ---------------------------    -------------------
December 31, 1997            $10,030                    +0.3%
June 30, 1998                 10,410                    +4.1

          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Growth Fund, the Total Return Fund, the Regional Small Cap Fund or the Contrarian Value Fund in the future. Such performance results also reflect reimbursements made by the Adviser to keep total fund operating expenses at or below 1.3% of average daily net assets. An investment in the Growth Fund, the Total Return Fund, the Regional Small Cap Fund or the Contrarian Value Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                             DISTRIBUTION OF SHARES

          Each of the Funds has adopted a Distribution Plan (the "Plan") in anticipation that such Fund will benefit from the Plan through increased sales of shares, thereby reducing such Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. However, each of the Funds presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending June 30, 1999. The Plan may be terminated by any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of such Fund. Messrs. Fauth and Thorpe are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a particular Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors.

          While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Growth Fund did not begin operations until June 30, 1995, and such Fund has not incurred any distribution costs to date. The Regional Small Cap Fund did not begin operations until September 16, 1996 and such Fund has not incurred any distribution costs to date. The Contrarian Value Fund did not begin operations until December 30, 1997 and, such Fund has not incurred any distribution costs to date.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Growth Fund are made by the Adviser and WCM, for the Total Return Fund are made by the Adviser and PBIA, for the Regional Small Cap Fund are made by the Adviser and WP and for the Contrarian Value Fund are made by the Adviser and Sasco, in each case subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser, WCM, PBIA, WP and Sasco to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser, WCM, PBIA, WP and/or Sasco of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser, WCM, PBIA, WP or Sasco may feel that better prices are available from non-principal market makers who are paid commissions directly. Although none of the Funds intends to market its shares through intermediary broker-dealers, a Fund may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients if the Adviser, WCM, PBIA, WP or Sasco, as the case may be, believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Funds, the Adviser, WCM, PBIA, WP and Sasco also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While each of the Adviser, WCM, PBIA, WP and Sasco believes these services have substantial value, they are considered supplemental to the efforts of the Adviser, WCM, PBIA, WP or Sasco in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement. Other clients of the Adviser, WCM, PBIA, WP or Sasco may indirectly benefit from the availability of these services to the Adviser, WCM, PBIA, WP or Sasco, and the Funds may indirectly benefit from services available to the Adviser, WCM, PBIA, WP or Sasco as a result of transactions for other clients. Each of the Management Agreements and Sub-Advisory Agreements provides that the Adviser, WCM, PBIA, WP or Sasco, as the case may be, may cause the applicable Fund to pay a broker which provides brokerage and research services to the Adviser, WCM, PBIA, WP or Sasco, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser, WCM, PBIA, WP or Sasco determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser, WCM, PBIA, WP or Sasco with respect to the applicable Fund and the other accounts as to which it exercises investment discretion. During the fiscal years ended June 30, 1996, 1997, and 1998, the Growth Fund paid brokerage commissions of $70,820 on transactions having a total market value of $67,831,156, $43,545 on transactions having a total market value of $25,936,201 and $75,062 on transactions having a total market value of $60,131,748, respectively. Brokerage commissions paid by the Total Return Fund totaled $28,705 on transactions having a total market value of $32,270,945, $19,854 on transactions having a total market value of $15,590,327 and $7,130 on transactions having a total market value of $6,703,149 for the fiscal years ended June 30, 1996, 1997 and 1998, respectively. The Regional Small Cap Fund did not commence operations until September 16, 1996. During the period from September 16, 1996 through June 30, 1997, the Regional Small Cap Fund paid brokerage commissions of $50,392 on transactions having a total market value of $15,758,909 and for the fiscal year ended June 30, 1998 paid $77,720 on transactions having a market value of $34,327,567. The Contrarian Value Fund did not commence operations until December 30, 1997. During the period from December 30, 1997 through June 30, 1998, The Contrarian Value Fund paid brokerage Commission of $40,438 on transactions having a total market value of $22,255,053. All of the brokers to whom commissions were paid by the Growth Fund, the Total Return Fund, the Regional Small Cap Fund and the Contrarian Value Fund provided research services to the Adviser.

                                    CUSTODIAN

          Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Bank Milwaukee, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. Firstar Bank Milwaukee, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services LLC also acts as the Funds' transfer agent and dividend disbursing agent.

                                      TAXES

          As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes", each of the Funds will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. A portion of each Fund's ordinary income distribution may be eligible for the 70% dividends-received deduction for domestic corporation shareholders.


          Dividends from each Fund's net investment income and distributions from each Fund's net realized capital gains may be taxable to shareholders, whether received in cash or additional shares of such Fund.


          Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                              SHAREHOLDER MEETINGS

          The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

          The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS


          PricewaterhouseCoopers LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, currently serves as the independent accountants for the Corporation and has so served since the fiscal year ended September 30, 1989.

                              FINANCIAL STATEMENTS

          The following audited financial statements are incorporated by reference to the Annual Report, dated June 30, 1998, of Eastcliff Funds, Inc. (File No. 811-4722), as filed with the Securities and Exchange Commission on August 5, 1998:

   o   Statement of Asset & Liabilities (Growth Fund only)
   o   Schedule of Investments (Growth Fund only)
   o Statements of Net Assets (Total Return Fund, Regional Small Cap Fund and Contrarian Value Fund only)
   o   Statements of Operations
   o   Statements of Changes in Net Assets
   o   Financial Highlights
   o   Notes to the Financial Statements
   o   Report of Independent Accountants


                        DESCRIPTION OF SECURITIES RATINGS

          As set forth in the Prospectus under the caption "Investment Objectives and Policies", each of the Funds may invest in various securities assigned ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Investors Service, Inc Bond Ratings.
                  -------------------------------------------

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

          Standard & Poor's Preferred Stock Ratings. A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

          The preferred stock ratings are based on the following considerations:

          I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

          II. Nature of, and provisions of, the issue.

          III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

          "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          "AA"  A  preferred   stock  issue  rated  "AA"  also  qualifies  as  a
high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

          "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

          "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                      -32-